                                  PROSPECTUS             File No. 33-11905
                                April 30, 1996           Rule 497(e)

  The Monitor Funds, a Massachusetts business trust (the "Trust"), consists of separate series (the "Funds") which have different investment objectives and policies. All seven of the Funds noted below offer two classes of shares. Investment Shares in each of the Funds may be purchased through The Huntington Investment Company, Huntington Personal Bankers or the Mutual Fund Services Center pursuant to respective agreements between The Huntington Investment Company or The Huntington Trust Company, N.A., and SEI Financial Services Company (the "Distributor"), the Trust's distributor. The different Funds for which Investment Shares are available through this Prospectus include:
                     MONEY MARKET FUNDS--INVESTMENT SHARES
                         The Monitor Money Market Fund
                 The Monitor Ohio Municipal Money Market Fund
                  The Monitor U.S. Treasury Money Market Fund
                        EQUITY FUND--INVESTMENT SHARES
                            The Monitor Growth Fund
                        INCOME FUNDS--INVESTMENT SHARES
                     The Monitor Mortgage Securities Fund
                        The Monitor Ohio Tax-Free Fund
                   The Monitor Fixed Income Securities Fund
  These Funds also offer a second class of shares, known as Trust Shares. (A Fund's Investment and Trust Shares may be hereinafter referred to collectively as "shares.")
  This Prospectus relates only to Investment Shares of the Funds listed above. This Prospectus sets forth concisely what a shareholder should know before investing in Investment Shares of any of the Funds and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Investment Shares and Trust Shares has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION CALL THE MUTUAL FUND SERVICES CENTER AT: (IN OHIO) 614-480-5580 OR (OUTSIDE THE 614 AREA CODE) 800-253-0412.
                      THE HUNTINGTON TRUST COMPANY, N.A.
                              Investment Adviser
                     SEI FINANCIAL MANAGEMENT CORPORATION
                                 Administrator
                         SEI FINANCIAL SERVICE COMPANY
                                  Distributor
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE HUNTINGTON TRUST COMPANY, N.A., NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MONEY MARKET FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT EACH MONEY MARKET FUND WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS
                                                                            PAGE

SUMMARY....................................................................... 1
FEE TABLE AND EXAMPLE......................................................... 3
FINANCIAL HIGHLIGHTS.......................................................... 4
THE FUNDS' INVESTMENT  OBJECTIVES AND POLICIES................................10
MONEY MARKET FUNDS............................................................10
 Money Market Fund............................................................10
 Ohio Municipal Money Market Fund.............................................11
 U.S. Treasury Money Market Fund..............................................13
EQUITY FUND...................................................................13
 Growth Fund..................................................................13
INCOME FUNDS..................................................................14
 Mortgage Securities Fund.....................................................14
 Ohio Tax-Free Fund...........................................................19
 Fixed Income Securities Fund.................................................19
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES................20
 Ohio Tax-Exempt Securities...................................................20
 Non-Diversification..........................................................20
 Defensive Investment Strategies..............................................21
 Options and Futures Contracts................................................21
 Foreign Investments..........................................................22
 Repurchase Agreements........................................................23
 When-Issued and Delayed Delivery Transactions................................23
 Lending of Portfolio Securities..............................................24
INVESTMENT RESTRICTIONS.......................................................24
HOW THE FUNDS VALUE THEIR SHARES..............................................25
HOW TO BUY INVESTMENT SHARES..................................................25
 To Place an Order............................................................26
 Minimum Investment Required..................................................26
 What Shares Cost.............................................................27
  Money Market Funds..........................................................27
  Equity Fund.................................................................27
  Income Funds................................................................27
  Purchases At Net Asset Value................................................27
  Dealer Concession...........................................................27
  Reducing the Sales Charge...................................................28
  Quantity Discounts and Accumulated Purchases................................28
                                                                            PAGE

  Letter of Intent............................................................28
  Reinstatement Privilege.....................................................29
  Concurrent Purchases........................................................29
 Systematic Investment Program................................................29
HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS.............................29
 By Telephone.................................................................30
 By Mail......................................................................31
HOW TO REDEEM INVESTMENT SHARES...............................................31
 Redeeming by Telephone.......................................................31
 Redeeming by Mail............................................................32
 Redeeming by Check...........................................................32
 Redeeming by Fax.............................................................32
SYSTEMATIC WITHDRAWAL PROGRAM.................................................33
ACCOUNTS WITH LOW BALANCES....................................................33
MANAGEMENT OF THE TRUST.......................................................33
  Adviser's Background........................................................33
  Sub-Adviser.................................................................34
  Sub-Adviser's Background....................................................34
 Distribution of Investment Shares............................................35
 Distribution Plans...........................................................35
  Shareholder Servicing Arrangements..........................................37
 Administration of the Funds..................................................37
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.......37
 Independent Accountants......................................................37
DISTRIBUTIONS AND TAXES.......................................................38
 Money Market Funds...........................................................38
 Other Funds..................................................................38
 Distribution Options.........................................................38
 Federal Income Taxes.........................................................38
 Ohio Personal Income Taxes...................................................39
ORGANIZATION OF THE TRUST.....................................................40
 Voting Rights................................................................40
PERFORMANCE DATA AND COMPARISONS..............................................41
SHAREHOLDER INQUIRIES.........................................................42
OTHER CLASSES OF SHARES.......................................................42
PENDING LEGAL PROCEEDINGS RELATING TO PIPER...................................42
APPENDIX I....................................................................43

                                    SUMMARY

  The Trust, a management investment company, was established as Massachusetts business trust under a Declaration of Trust dated February 10, 1987. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one Fund may be offered in separate classes. As of the date of this Prospectus, the Board of Trustees has established two classes of shares, known as Trust Shares and Investment Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, and the Fixed Income Securities Fund. All of the portfolios of the Trust, with the exception of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, are diversified. This Prospectus relates solely to the Investment Shares of each Fund as set forth below.

  As of the date of this Prospectus, the Funds offered in the Investment Share class by this Prospectus are as follows:

  MONEY MARKET FUNDS--INVESTMENT SHARES
    MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments;
    OHIO MUNICIPAL MONEY MARKET FUND--seeks to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity by investing in Ohio tax-exempt securities;
    U.S. TREASURY MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit, and in repurchase agreements with respect to such obligations;
  EQUITY FUND--INVESTMENT SHARES
    GROWTH FUND--seeks to achieve long-term capital appreciation by investing primarily in equity securities;
  INCOME FUNDS--INVESTMENT SHARES
    MORTGAGE SECURITIES FUND--seeks to achieve current income by investing in mortgage securities and in U.S. Government securities;
    OHIO TAX-FREE FUND--seeks to provide current income exempt from federal income taxes and Ohio personal income taxes by investing in Ohio tax-exempt securities; and
    FIXED INCOME SECURITIES FUND--seeks to achieve high current income by investing in fixed income securities where the average maturity of the Fund will not exceed 10 years.

  For information on how to purchase Investment Shares of any of the Funds, please refer to "How to Buy Investment Shares." A minimum initial investment of $1,000 is required for each Fund. Subsequent investments in a Fund must be in amounts of at least $50. Investment Shares of each Fund are sold at net asset value plus a sales charge where applicable. Shares of each Fund are redeemed at net asset value. Information on redeeming shares may be found under "How to Redeem Investment Shares." The Funds are advised by The Huntington Trust Company, N.A. In addition, Piper Capital Management Incorporated ("Piper"), a wholly-owned subsidiary of Piper Jaffray Companies Inc., serves as sub-adviser to the Mortgage Securities Fund.

RISK FACTORS. Investors should be aware of the following general observations. There can be no assurance that a Fund will achieve its investment objective. The market value of fixed-income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to changes in prevailing interest rates ("interest rate risk"). Shareholders of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund may be subject to the federal alternative minimum tax on that part of the Funds' dividends derived from interest on certain municipal securities. One or more Funds may make certain investments and employ certain investment techniques that involve special risks, including the use of repurchase agreements, lending portfolio securities, entering into futures contracts and related options as hedges, investing in foreign securities, and purchasing securities on a when-issued or delayed delivery basis, including the use of "dollar rolls." These investments and investment techniques may increase the volatility of a Fund's net asset value. Their risks are described under "Additional Information on Portfolio Investments and Strategies." The Mortgage Securities Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs. The Mortgage Securities Fund may purchase mortgage-related securities including derivative mortgage securities. In addition to interest rate risk, mortgage-related securities are subject to prepayment risk. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying assets and, as a result, the prices of such securities may be highly volatile.

                             FEE TABLE AND EXAMPLE
  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Investment Shares will bear, either directly or indirectly.
SHAREHOLDER TRANSACTION EXPENSES

                                       MORTGAGE     OHIO TAX-FREE  FIXED INCOME
                        GROWTH FUND SECURITIES FUND     FUND      SECURITIES FUND
                        ----------- --------------- ------------- ---------------
Maximum Sales Load Im-
 posed on Purchases
 (as a percentage of
 offering price).......    4.00%         2.00%          2.00%          2.00%

ANNUAL INVESTMENT SHARES OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                      TOTAL
                                                                   INVESTMENT
                                                                     SHARES
                                                                    OPERATING
                                   NET                           EXPENSES NET OF
                                MANAGEMENT  12B-1      OTHER     ANY WAIVERS OR
                                 FEES (1)  FEES (2) EXPENSES (3) REIMBURSEMENTS
                                ---------- -------- ------------ ---------------
Money Market Fund.............    0.30%     0.10%      0.23%          0.63%
Ohio Municipal Money Market
 Fund (4)* ...................    0.15%     0.10%      0.27%          0.52%
U.S. Treasury Money Market
 Fund (4).....................    0.20%     0.10%      0.23%          0.53%
Growth Fund...................    0.60%     0.25%      0.26%          1.11%
Mortgage Securities Fund (5)*.    0.30%     0.25%      0.49%          1.04%
Ohio Tax-Free Fund............    0.50%     0.25%      0.28%          1.03%
Fixed Income Securities Fund..    0.50%     0.25%      0.27%          1.02%

--------
(1)Fees paid by each Fund for investment advisory services. See "Management of the Trust."
(2) Fees paid by Investment Shares of each Fund for distribution services provided with respect to Investment Shares. Total payments of up to 1% for all Funds except the Mortgage Securities Fund, and up to 0.50 of 1% for the Mortgage Securities Fund, of the average daily net assets attributable to Investment Shares are permitted under the Distribution Plans. The Distributor can terminate these voluntary waivers at any time in its sole discretion. See "Management of the Trust--Distribution Plans."
(3) Includes administration fees. See "Management of the Trust--Administration of the Funds."
(4) The Total Investment Shares Operating Expenses for the Ohio Municipal Money Market Fund would have been 0.82%, absent the voluntary waiver of management fees and 12b-1 fees. The maximum management fee for Ohio Municipal Money Market Fund is 0.30%. The Total Investment Shares Operating Expenses for the Money Market Fund and the U.S. Treasury Money Market Fund would have been 0.78% and 0.68%, respectively, absent the voluntary waiver by the Distributor.
5) The Total Investment Shares Operating Expenses for the Mortgage Securities Fund in the table above are different than those incurred during the fiscal year ending December 31, 1995, due to a reduction, subsequent to December 31, 1995, in the level of fee waiver. Absent the voluntary waiver of management and 12b-1 fees, the total fund operating expenses would be 1.49%. The maximum management fee is 0.50%.
* The adviser, administrator and/or custodian can terminate these voluntary waivers at any time at their sole discretion.
EXAMPLE:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period, and (3) payment of maximum sales load:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market Fund...............................  $ 6     $20     $35     $ 79
Ohio Municipal Money Market Fund................  $ 5     $17     $29     $ 65
U.S. Treasury Money Market Fund.................  $ 5     $17     $30     $ 66
Growth Fund.....................................  $51     $74     $99     $170
Mortgage Securities Fund........................  $30     $52     $76     $143
Ohio Tax-Free Fund..............................  $30     $52     $76     $143
Fixed Income Securities Fund....................  $30     $52     $75     $142

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
  Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS--MONEY MARKET FUNDS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following information has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1995, is included in the Trust's 1995 Annual Report to Shareholders, and is incorporated by reference into the Statement of Additional Information.

              NET ASSET            DISTRIBUTIONS TO  NET ASSET
               VALUE,      NET       SHAREHOLDERS     VALUE,
 YEAR ENDED   BEGINNING INVESTMENT     FROM NET       END OF    TOTAL
DECEMBER 31,  OF PERIOD   INCOME   INVESTMENT INCOME  PERIOD   RETURN+ EXPENSES
---------------------------------------------------------------------------------
INVESTMENT SHARES
MONEY MARKET
1991*           $1.00     $0.04         $(0.04)        $1.00    3.56%    0.60%(a)
1992             1.00      0.03          (0.03)         1.00    3.34%    0.60%
1993             1.00      0.03          (0.03)         1.00    2.63%    0.61%
1994             1.00      0.04          (0.04)         1.00    3.76%    0.61%
1995             1.00      0.05          (0.05)         1.00    5.48%    0.63%
OHIO MUNICIPAL MONEY MARKET
1991*           $1.00      0.03          (0.03)        $1.00    2.51%    0.67%(a)
1992             1.00      0.03          (0.03)         1.00    2.51%    0.59%
1993             1.00      0.02          (0.02)         1.00    1.98%    0.55%
1994             1.00      0.02          (0.02)         1.00    2.31%    0.55%
1995             1.00      0.03          (0.03)         1.00    3.47%    0.52%
U.S. TREASURY MONEY MARKET
1993**          $1.00      0.01          (0.01)        $1.00    0.54%    0.50%(a)
1994             1.00      0.04          (0.04)         1.00    3.68%    0.52%
1995             1.00      0.05          (0.05)         1.00    5.43%    0.53%

-------------------------------------------------------------------------------
 * Reflects operations for the period from May 1, 1991 (effective date of Investment Shares) to December 31, 1991.
** Reflects operations for the period from October 19, 1993 (date of initial public investment) to December 31, 1993.
 + Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

   NET                                                                              NET ASSETS,
INVESTMENT                    EXPENSE WAIVER/                                      END OF PERIOD
  INCOME                      REIMBURSEMENT(B)                                     (000 OMITTED)
------------------------------------------------------------------------------------------------
5.08%(a)                              --                                              $17,936
3.26%                                 --                                               19,962
2.60%                               0.02%                                              21,583
3.85%                               0.02%                                              41,629
5.30%                               0.03%                                              91,288
3.69%(a)                            0.02%(a)                                             $425
2.35%                               0.14%                                               2,452
1.88%                               0.20%                                              20,312
2.30%                               0.19%                                              37,134
3.42%                               0.20%                                              55,469
2.65%(a)                            0.16%(a)                                             $948
3.66%                               0.17%                                              20,390
5.28%                               0.18%                                              38,973
------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--EQUITY FUNDS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following information has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1995, is included in the Trust's 1995 Annual Report to Shareholders, and is incorporated by reference into the Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS     INCOME         TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
INVESTMENT SHARES
GROWTH
1991*          $22.79     $0.33        $2.07        $2.40         $(0.33)          $(0.06)        $(0.02)
1992            24.78      0.49         1.36         1.85          (0.48)           (0.39)            --
1993            25.76      0.40         0.43         0.83          (0.41)           (0.02)            --
1994            26.16      0.33         0.22         0.55          (0.33)           (0.07)            --
1995            26.31      0.35         7.61         7.96          (0.35)           (3.11)            --

-------------------------------------------------------------------------------
  *Reflects operations for the period from May 1, 1991 (effective date of Investment Shares) to December 31, 1991.
  + Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
++Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

               NET ASSET                                                  NET ASSETS,
                VALUE,                          NET                         END OF    PORTFOLIO
    TOTAL       END OF    TOTAL              INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS   PERIOD   RETURN++ EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
-----------------------------------------------------------------------------------------------
   (0.41)       $24.78     9.20%    1.24%(a)    1.88%(a)       0.02%(a)     $1,078        13%
   (0.87)        25.76     7.57%    1.16%       2.03%          0.01%         3,637        36%
   (0.43)        26.16     3.25%    1.10%       1.54%          0.04%         3,961        29%
   (0.40)        26.31     2.08%    1.13%       1.27%          0.04%         3,212        42%
   (3.46)        30.81    30.40%    1.11%       1.08%          0.05%         3,777        37%

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INCOME FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following information has been derived from the Trust's financial statements, which were audited by the Trust's independent accountants, Price Waterhouse LLP. Their report on the Trust's financial statements and financial highlights for the year ended December 31, 1995, is included in the Trust's 1995 Annual Report to Shareholders, and is incorporated by reference into the Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
INVESTMENT SHARES
OHIO TAX-FREE
1991*          $20.56     $0.67        $ 0.51       $ 1.18        $(0.69)            --             --
1992            21.05      0.93          0.26         1.19         (0.93)            --             --
1993            21.31      0.90          0.73         1.63         (0.90)            --             --
1994            22.04      0.94         (1.56)       (0.62)        (0.92)            --             --
1995            20.50      0.96          1.27         2.23         (0.96)            --             --
FIXED INCOME SECURITIES
1991*          $20.17      0.91          1.47         2.38         (0.87)          $(0.10)          --
1992            21.58      1.33         (0.04)        1.29         (1.37)           (0.12)        $(0.06)
1993            21.32      1.19          0.92         2.11         (1.33)           (0.06)          --
1994            22.04      1.23         (2.29)       (1.06)        (1.28)            --             --
1995            19.70      1.29          2.09         3.38         (1.30)            --             --
MORTGAGE SECURITIES
1992**(c)      $10.00      0.62          0.28         0.90         (0.60)           (0.03)          --
1993(c)         10.27      1.47         (0.27)        1.20         (1.43)           (0.10)          --
1994(c)          9.94      0.87         (3.19)       (2.32)        (0.91)            --            (0.01)
1995(c)          6.70      0.55          1.46         2.01         (0.55)            --            (0.04)
------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from May 1, 1991 (effective date of Investment Shares) to December 31, 1991.
** Reflects operations for the period from June 2, 1992 (date of initial public investment) to December 31, 1992.
+ Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
++ Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Per share information presented is based upon the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

                                                                            NET ASSETS,
               NET ASSET                          NET                         END OF    PORTFOLIO
    TOTAL      VALUE, END  TOTAL               INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN++  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
-------------------------------------------------------------------------------------------------
    (0.69)       $21.05     5.78%    1.18%(a)     4.74%(a)        --          $  486       13%
    (0.93)        21.31     5.76%    1.16%        4.36%           --           1,339        3%
    (0.90)        22.04     7.78%    1.07%        4.13%         0.04%          2,838        2%
    (0.92)        20.50    (2.83%)   1.02%        4.43%         0.04%          2,307       12%
    (0.96)        21.77    11.10%    1.03%        4.49%         0.08%          2,163       13%
    (0.97)       $21.58    12.12%    1.19%(a)     6.68%(a)        --          $  135       21%
    (1.55)        21.32     6.25%    1.08%        6.16%           --             845       15%
    (1.39)        22.04    10.07%    0.99%        5.61%         0.04%          2,563        7%
    (1.28)        19.70    (4.88%)   1.00%        6.01%         0.04%          1,958       23%
    (1.30)        21.78    17.63%    1.02%        6.17%         0.05%          2,176       20%
    (0.63)       $10.27     8.97%    0.83%(a)    10.35%(a)      0.44%(a)      $4,742       50%
    (1.53)         9.94    11.94%    1.03%       13.95%         0.29%          8,533      154%
    (0.92)         6.70   (24.72%)   1.13%       10.91%         0.37%          4,259       91%
    (0.59)         8.12    31.13%    0.76%        7.40%         0.73%          2,008      194%
-------------------------------------------------------------------------------------------------

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of the various Funds are described below. There can, of course, be no guarantee that a Fund will achieve its investment objective.

  Each Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of that Fund. Unless otherwise noted in this Prospectus or in the Statement of Additional Information, the investment policies of the Funds are not fundamental and may be changed by the Trust's Board of Trustees (the "Trustees"). Except with respect to borrowing money or downgrades of securities in the Money Market Funds, any percentage limitation on a Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by The Huntington Trust Company, N.A., in managing the Funds' investments, see the Appendix to the Statement of Additional Information.

                              MONEY MARKET FUNDS

  Each of the Money Market Funds described below is designed for investors seeking current income with stability of principal. The Money Market Funds intend to limit their investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Statement of Additional Information entitled, "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Money Market Funds which in some instances restrict a Money Market Fund's investment policies. These risk limiting conditions include the following:

 . The Money Market Funds must limit their investments to "Eligible Securities" as defined under Rule 2a-7, and which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. (For an explanation of some of the terms defined by Rule 2a-7, see Appendix I to this Prospectus.)

 . Each Money Market Fund (except the Ohio Municipal Money Market Fund) must limit investments in "Second Tier Securities" to 5% of total assets and 1% of total assets in the securities of a single Second Tier issuer.

 . The Money Market Funds may invest without limit in "First Tier Securities" subject to the 5% issuer diversification limitation where applicable. In addition, the portfolio investments of each Money Market Fund must have a maturity of 397 days or less from the time of purchase by it, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of each Money Market Fund's portfolio must not exceed 90 days. Of course, a Money Market Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

MONEY MARKET FUND

  The objective of the Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments. The Money Market Fund's portfolio investments may include:

  (a) obligations, such as notes, bills or bonds, issued by or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

  (b) commercial paper, including U.S. dollar denominated eurodollar commercial paper, considered under Rule 2a-7 to be rated in the highest category by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees;

  (c) negotiable certificates of deposit and bankers' acceptances issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks and which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100,000,000 (as of the bank's most recently published financial statements);

  (d) corporate debt obligations, including bonds, notes and debentures considered under Rule 2a-7 to be rated in the two highest categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees; and

  (e)  repurchase agreements and master demand notes.

  RESTRICTED AND ILLIQUID SECURITIES. The Money Market Fund intends to invest in restricted securities. Restricted securities are any securities in which the Money Market Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Money Market Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Money Market Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Huntington, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Money Market Fund intends to not subject such paper to the limitation applicable to restricted securities.

OHIO MUNICIPAL MONEY MARKET FUND

  The objective of the Ohio Municipal Money Market Fund is to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity. As a fundamental policy, the Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. The Ohio Municipal Money Market Fund invests primarily in Ohio tax-exempt securities which, under normal market conditions, will comprise at least 65% of its assets. Ohio tax-exempt securities are debt obligations issued by or on behalf of the State of Ohio, its political subdivisions, or agencies, or financing authorities of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the personal income taxes imposed by the State of Ohio. Examples of tax-exempt securities include, but are not limited to:

 . tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;

 . bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;

 . municipal commercial paper and other short-term notes;

 . variable rate demand notes;

 . municipal bonds (including bonds having serial maturities and pre-refunded bonds); and

 . participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Ohio Municipal Money Market Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Ohio Municipal Money Market Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Ohio Municipal Money Market Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Ohio Municipal Money Market Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  CREDIT ENHANCEMENT. Certain of the portfolio investments of the Ohio Municipal Money Market Fund may have been credit enhanced by a guaranty, letter of credit or insurance. The Ohio Municipal Money Market Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Ohio Municipal Money Market Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

  The Ohio Municipal Money Market Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

  DEMAND FEATURES. The Ohio Municipal Money Market Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Ohio Municipal Money Market Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. The Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income taxes and at least 65% of its assets are invested in securities the income from which is exempt from Ohio personal income taxes. However, from time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Ohio Municipal Money Market Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Ohio tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

  Although the Ohio Municipal Money Market Fund is permitted to make taxable, temporary investments that may have Ohio state tax implications, there is no current intention of generating income subject to federal regular or Ohio personal income taxes.

U.S. TREASURY MONEY MARKET FUND

  The objective of the U.S. Treasury Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations. At least 65% of the U.S. Treasury Money Market Fund's total assets will be invested in Treasury bills, notes and bonds which are direct obligations of the U.S. Treasury, and repurchase agreements with respect to such obligations.


                                  EQUITY FUND

GROWTH FUND

  The objective of the Growth Fund is to achieve long-term capital appreciation primarily through investments in equity securities. Current income will be only an incidental consideration in the selection of investments. Equity securities in which the Growth Fund may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and other securities which Huntington believes have common stock characteristics, such as rights and warrants. The Growth Fund may invest in foreign securities and, subject to its investment restrictions, securities restricted as to resale under federal securities laws. The Growth Fund's common stock selection emphasizes those companies which Huntington believes have characteristics such as above average earnings and dividend growth, superior balance sheets, and potential for capital gains, but its investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The Growth Fund will invest in large and medium-sized capitalization growth companies which provide these financial and growth characteristics. In managing the investments of the Growth Fund, Huntington seeks to purchase equity securities whose potential for capital gains is balanced by an ability to better withstand overall downward market movements. As a matter of fundamental policy, under normal market conditions, the Growth Fund will invest at least 65% of its total assets in the equity securities described in this paragraph. The Growth Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

                                 INCOME FUNDS

  The investment objectives and policies of the Income Funds are described below. Each of the Income Funds invests primarily in debt securities. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Thus, a decrease in interest rates will generally result in an increase in the values of debt securities held by an Income Fund. Conversely, during periods of rising interest rates, the values of an Income Fund's assets will generally decline. The values of such securities are also affected by changes in the financial condition of their issuers. Changes in the values of an Income Fund's securities will not generally affect the income derived from such securities but will affect an Income Fund's net asset value.

MORTGAGE SECURITIES FUND

  The investment objective of the Mortgage Securities Fund is current income. The Mortgage Securities Fund seeks to achieve this investment objective by investing at least 65% of the value of its total assets in mortgage-related securities issued by the U.S. Government, government-related entities, and private entities. These mortgage-related securities include derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets, and, as a result, the prices of such securities may be highly volatile.

  The Mortgage Securities Fund may invest up to 35% of the value of its total assets in:

    (i) non-mortgage related securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

    (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation (the "FDIC"); and

    (iii) commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

  The Mortgage Securities Fund will attempt to maintain a dollar-weighted average portfolio life of more than three years but no more than ten years. In order to maintain this dollar-weighted average portfolio life, Huntington will monitor the prepayment experience of the underlying mortgage pools of the mortgage-related securities and will purchase and sell securities in the portfolio to shorten or lengthen the average life of the portfolio, as appropriate.

  It is important to understand that, while a valuable measure, average life is based on certain assumptions and has several limitations. It is most useful as a measure of the repayment of principal when interest rate changes are small. In addition, average life is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the average life of such securities. For these reasons, average lives of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in
(b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

  MORTGAGE PASS-THROUGH SECURITIES. The mortgage pass-through securities in which the Mortgage Securities Fund invests provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Mortgage Securities Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

  ADJUSTABLE RATE MORTGAGE SECURITIES. The Mortgage Securities Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

  COLLATERALIZED MORTGAGE OBLIGATIONS. The Mortgage Securities Fund may invest in CMOs (collateralized mortgage obligations and multi-class pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. The Mortgage Securities Fund will invest only in CMOs which are rated AAA by an NRSRO.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

  The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, IOs, POs, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

  The Mortgage Securities Fund may invest in any CMO tranche, including "inverse floaters" and "Z tranches." An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

  Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

  STRIPPED MORTGAGE-BACKED SECURITIES. Some of the mortage-related securities purchased by the Mortgage Securities Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Mortgage Securities Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Mortgage Securities Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Mortgage Securities Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, Huntington or Piper intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Mortgage Securities Fund's portfolio, while continuing to pursue current income.

U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Mortgage Securities Fund invests are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. The current market prices for such securities are not guaranteed and will fluctuate. Investments in U.S. Government securities are limited to:

  (a)direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

  (b)notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-

     Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:

  (a)the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

  (b)the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

  (c)the credit of the agency or instrumentality.

SHORT-TERM TRADING. The Mortgage Securities Fund will use short-term trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective. To the extent that the Mortgage Securities Fund engages in short-term trading, such activities will cause it to pay greater mark-up charges. The Mortgage Securities Fund's portfolio turnover rate is set forth in "Financial Highlights."

INVESTMENT RISKS. The Mortgage Securities Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government securities as well as other bonds. U.S. Government securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate.

  The Mortgage Securities Fund invests a significant portion of its assets in mortgage-related securities and, as a result, is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is "prepaid" earlier than expected. The Mortgage Securities Fund must then reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects:

  . When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income will be reduced; and

  . When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

  The Mortgage Securities Fund's investments in mortgage-related securities also subject it to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  The Mortgage Securities Fund's investments in mortgage-related securities include derivative mortgage securities such as CMOs and stripped mortgage-backed securities which, as discussed above, may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable.


OHIO TAX-FREE FUND

  The objective of the Ohio Tax-Free Fund is to provide current income exempt from federal income tax and Ohio personal income taxes. The Ohio Tax-Free Fund will attempt to achieve its objective by investing in Ohio tax-exempt securities. "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the State of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes. As a matter of fundamental policy, under normal market conditions at least 80% of the Ohio Tax-Free Fund's net assets will be invested in Ohio tax-exempt securities. In addition, the Ohio Tax-Free Fund will not, as a matter of fundamental policy, invest in securities the income from which is treated as a preference item for purposes of the federal alternative minimum tax. This policy will restrict the Ohio Tax-Free Fund's ability to invest in certain private activity bonds issued after August 7, 1986.

  The Ohio Tax-Free Fund will only invest in Ohio tax-exempt securities that are rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington under guidelines established by the Trustees. Based on current market conditions, it is anticipated that the dollar-weighted average portfolio maturity will be between four and seven years. Under normal market conditions, the Ohio Tax-Free Fund will not invest in obligations with a remaining maturity of more than 15 years at the time of purchase.

  The Ohio Tax-Free Fund may also invest in numerous types of short-term tax-exempt instruments, which may be used to fund short-term cash requirements such as interim financing in anticipation of the collections, revenue receipts or bond sales to finance various public purposes.

  From time to time, the Ohio Tax-Free Fund may invest in obligations the interest on which is subject to federal income tax or Ohio personal income taxes pending investment in Ohio tax-exempt securities or for liquidity purposes. The Ohio Tax-Free Fund may also hold a portion of its assets in cash or money market instruments, the interest on which may not be exempt from federal or Ohio personal income taxes.

  CREDIT ENHANCEMENT. Certain of the portfolio investments of the Ohio Tax-Free Fund may have been credit enhanced by a guaranty, letter of credit or insurance. The Ohio Tax-Free Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Ohio Tax-Free Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

FIXED INCOME SECURITIES FUND

  The objective of the Fixed Income Securities Fund is to achieve high current income through investment in fixed income securities where the average maturity of the Fixed Income Securities Fund will not exceed 10 years. The Fixed Income Securities Fund may purchase obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, debentures, nonconvertible fixed income preferred stocks, mortgage pass-through securities, eurodollar certificates of deposit and eurodollar bonds. The Fixed Income Securities Fund may also invest up to 10% of its net assets in non-U.S. dollar denominated bonds. Both fixed and variable rate issues may be purchased. Debt securities will be rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington under guidelines established by the Trustees. As a matter of fundamental policy, under normal market conditions, the Fixed Income Securities Fund will invest at least 65% of its assets in fixed income securities. The Fixed Income Securities Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

OHIO TAX-EXEMPT SECURITIES

  The two principal classifications of Ohio tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  The economy of Ohio, while diversifying more into the service area, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State, and the State has instituted several programs to provide financial assistance to farmers. Ohio's economy, including particularly an unemployment rate usually somewhat higher than the national average, has had varying effects on the different geographic areas of the State and the political subdivisions located in such geographic areas. Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio tax-exempt securities in an Ohio Fund, as defined below, or the ability of the respective obligors to make timely payment of interest and principal on such obligations. See the Statement of Additional Information for further discussion of special considerations regarding investments in Ohio tax-exempt securities.

NON-DIVERSIFICATION

  The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund (the "Ohio Funds") are non-diversified Funds under the 1940 Act, which means that they may invest their assets in the obligations of fewer issuers than would be the case if they were "diversified". The Ohio Funds' ability to invest a relatively high percentage of their assets in the securities of a limited number of issuers involves an increased risk of loss to an Ohio Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the Investment Company Act, the Ohio Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of each Ohio Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing a Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. In the case of the Ohio Funds, a Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

OPTIONS AND FUTURES CONTRACTS (ALL FUNDS OTHER THAN THE MONEY MARKET FUNDS)

  A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases a Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on its securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increases in the price of the security above the exercise price of the option. When it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

  A Fund may purchase and sell futures contracts and related options to hedge against changes in the value of securities it owns or expects to purchase. Futures contracts on a variety of stock and bond indices are currently available. An index is intended to represent a numerical measure of market performance by the securities making up the index. A Fund may purchase and sell futures contracts on any index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of securities which a Fund owns or expects to purchase. A Fund may also purchase and sell put and call options on index futures or directly on the underlying indices for hedging purposes. In addition, a Fund may purchase and sell futures contracts and related options on individual debt securities which a Fund owns or expects to purchase, if and when such futures contracts and options become available.

  In connection with its futures transactions, a Fund will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. A Fund will not generally purchase or sell futures contracts or purchase or sell options on futures contracts if as a result the sum of initial margin deposits on a Fund's existing futures contracts and options written by a Fund plus premiums paid for outstanding options on futures contracts purchased by a Fund, would exceed 5% of a Fund's net assets.

  Options and futures transactions involve various risks, including the risk that a Fund may be unable at times to close out its positions, that such transactions may not accomplish their purposes because of imperfect market correlations, or that Huntington or its Subadviser may not forecast market movements correctly. Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies by a Fund is dependent upon, among other things, a Fund's ability to terminate options and futures positions at times when Huntington or its Subadviser deems it desirable to do so. Although a Fund will enter into an options or futures contract position only if Huntington or its Subadviser believes that a liquid secondary market exists for such options or futures contract, there is no assurance that a Fund will be able to effect closing transactions at a particular time or at an acceptable price.

  The Funds generally expect that their options and futures transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter ("OTC") markets. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Huntington, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

  The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of Huntington to forecast market movements correctly.

  For more information about any of the options or futures portfolio transactions described above, see the Statement of Additional Information.

FOREIGN INVESTMENTS

  Except as otherwise limited in this Prospectus, a Fund may invest some or all of its assets in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

  In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

  A Fund may buy or sell foreign currencies and forward foreign currency exchange contracts for hedging purposes in connection with its foreign investments.

  A more detailed explanation of foreign investments, and the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS

  Certain securities in which a Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  A Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

  A Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

  In connection with its ability to purchase securities on a when-issued or delayed delivery basis, the Mortgage Securities Fund may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Mortgage Securities Fund gives up the right to receive principal and interest paid on the securities sold. However, the Mortgage Securities Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Mortgage Securities Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Mortgage Securities Fund will hold and maintain in a segregated account until the settlement date, cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Piper's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Mortgage Securities Fund while remaining substantially fully invested increases the amount of its assets that are subject to market risk to an amount that is greater than its net asset value, which could result in increased volatility of the price of its shares. The Mortgage Securities Fund may invest up to 35% of its total assets in securities purchased on a when-issued or delayed delivery basis.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, a Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. A Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                            INVESTMENT RESTRICTIONS

  Each Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed with respect to any Fund only by a vote of a majority of the outstanding shares of that Fund.

  No Fund will:

  (1) Except for the Ohio Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations);

  (2) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Ohio Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development other than an Ohio state-wide, national or international development, affecting one such obligation would also affect the others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment;

  (3) Except for investments by the Money Market Fund in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees, invest more than 10% of the value of its total assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and OTC options; and

  (4) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness.

                       HOW THE FUNDS VALUE THEIR SHARES

  Each Money Market Fund attempts to stabilize the net asset value of its Investment Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Investment Share is determined by adding the interest of the Investment Shares in the value of all securities and other assets of a Money Market Fund, subtracting the interest of the Investment Shares in the liabilities of a Fund and those attributable to Investment Shares, and dividing the remainder by the total number of Investment Shares outstanding. A Money Market Fund cannot guarantee that its net asset value will always remain at $1.00 per share.


  The net asset value for Investment Shares of each of the other Funds is determined by adding the interest of the Investment Shares in the market value of all securities and other assets of a Fund, subtracting the interest of the Investment Shares in the liabilities of a Fund and those attributable to Investment Shares, and dividing the remainder by the total number of Investment Shares outstanding. The net asset value of a Fund's Investment Shares will differ from that of Trust Shares due to the expense of the Rule 12b-1 fee applicable to a Fund's Investment Shares.

  Securities for which market quotations are readily available are stated at market value. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates market value. Debt securities for which market quotations are not readily available will be valued on the basis of valuations provided by pricing services approved by the Trustees. Pricing services often use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining value. All other Fund assets are valued at their fair value following procedures approved by the Trustees.

  The Money Market Funds calculate net asset value per Investment Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. The other Funds calculate net asset value per Investment Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and
(iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                         HOW TO BUY INVESTMENT SHARES

  Investment Shares of the Funds may be purchased through The Huntington Investment Company, Huntington Personal Bankers or the Mutual Fund Services Center (collectively, the "Huntington

Group") pursuant to respective agreements between The Huntington Investment Company or The Huntington Trust Company, N.A. and the Distributor. Investors may purchase Investment Shares of the Funds on all Business Days. Investment Shares in each Money Market Fund other than the Ohio Municipal Money Market Fund purchased prior to 11:30 a.m. (Eastern Time) begin earning dividends that day; Investment Shares in the Ohio Municipal Money Market Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Investment Shares purchased after such time begin earning dividends on the following day. In connection with the sale of a Fund's Investment Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder.

  From time to time, the Trust may temporarily suspend the offering of shares of one or more of the Funds or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of any such Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements. The Funds will issue certificates representing Investment Shares upon request.

TO PLACE AN ORDER

  To purchase Investment Shares of the Funds, an investor may call The Huntington Investment Company at 800-322-4600, or the investor's Personal Banker directly. All other investors should call the Mutual Fund Services Center at (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412.

  Payment may be made either by check or wire transfer of federal funds. To purchase by check, the check must be included with the order and made payable to the name of the applicable Fund, designating Investment Shares. If a shareholder pays for Investment Shares by check and the check does not clear, the purchase will be cancelled, and the shareholder may be charged a fee and will be liable for any losses incurred. Neither initial nor subsequent investments will be made by third party check. Orders are considered received after payment by check is converted into federal funds by the Funds' transfer agent, SEI Financial Management Corporation (the "Transfer Agent").

  When payment is made through wire transfer of federal funds, the order is considered received immediately upon receipt by the Transfer Agent. With respect to the Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund, payment by wire must be received by the applicable member of the Huntington Group before 10:30 a.m. (Eastern Time) in order to earn dividends for that day. With respect to the Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Fixed Income Securities Fund, payment by wire must be received by the applicable member of the Huntington Group before 4:00 p.m. (Eastern Time) in order for Investment Shares of a Fund to be purchased at that day's price. Prior to purchasing by wire, investors should call the applicable member of the Huntington Group. It is the responsibility of the applicable member of the Huntington Group to transmit orders promptly to the Transfer Agent. Federal funds should be wired as follows: Huntington National Bank, ABA 044000024, Trust Department, Account Number 01891160404, Monitor Retail, Attention: Shareholder Services.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Investment Shares of a Fund is $1,000. Subsequent investments must be in amounts of at least $50.

                             PROSPECTUS SUPPLEMENT

THE MONITOR FUNDS--Investment Shares
SUPPLEMENT, dated November 13, 1996
to
PROSPECTUS, dated April 30, 1996

The information appearing under the caption "Purchase at Net Asset Value" on page 27 of the Prospectus is amended and supplemented by the following:

Effective on November 1, 1996, the Distributor has agreed to waive all sales loads imposed on purchases of Investment Shares of The Monitor Growth Fund, The Monitor Mortgage Securities Fund, The Monitor Ohio Tax-Free Fund and The Monitor Fixed Income Securities Fund and any other classes of Investment Shares hereafter offered by any other Series of The Monitor Funds by the following persons: (a) current officers, directors, employees (and their spouses or immediate family members) and retired officers and employees (including their spouses) of Huntington Bancshares Incorporated or any of its subsidiaries; (b) persons who participate in certain financial services programs offered by the banking subsidiaries of Huntington Bancshares Incorporated; and (c) persons who are current members of certain affinity groups (such as trade associations or membership associations) that have entered into written agreements with the Trust's Investment Advisor and the Distributor providing for such a sales load waiver. Potential investors who believe that they are eligible for this sales load waiver may contact The Monitor Funds Shareholder Services Department (1-800-253-0412) for further information.

WHAT SHARES COST

 Money Market Funds

  With respect to the Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund, Investment Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by these Funds.

 Equity Fund

  With respect to the Growth Fund, Investment Shares are sold at their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                            SALES CHARGE AS      SALES CHARGE AS
                                            A PERCENTAGE OF      A PERCENTAGE OF
      AMOUNT OF TRANSACTION              PUBLIC OFFERING PRICE NET AMOUNT INVESTED
      ---------------------              --------------------- -------------------
      Less than $100,000                         4.00%                4.17%
      $100,000 but less than $250,000            3.50%                3.63%
      $250,000 but less than $500,000            2.50%                2.56%
      $500,000 but less than $750,000            1.50%                1.52%
      $750,000 but less than $1 million          0.75%                0.76%
      $1 million or more                         0.25%                0.25%

 Income Funds

  With respect to the Mortgage Securities Fund, Ohio Tax-Free Fund and Fixed Income Securities Fund, Investment Shares are sold at their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                            SALES CHARGE AS      SALES CHARGE AS
                                            A PERCENTAGE OF      A PERCENTAGE OF
      AMOUNT OF TRANSACTION              PUBLIC OFFERING PRICE NET AMOUNT INVESTED
      ---------------------              --------------------- -------------------
      Less than $500,000                         2.00%                2.04%
      $500,000 but less than $750,000            1.50%                1.52%
      $750,000 but less than $1 million          0.75%                0.76%
      $1 million or more                         0.00%                0.00%

  Purchases at Net Asset Value. Investment Shares issued through reinvestment of dividends and capital gains distributions are not subject to a sales charge. In addition, Investment Shares of a Fund may be purchased at net asset value, without a sales charge, by officers, directors, employees (and their spouses and family members) and retirees of Huntington Bancshares Incorporated and its subsidiaries.

  Dealer Concession. For sales of Investment Shares of the Funds, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the Distributor will, periodically, uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling Investment Shares of the Funds, from that portion of the sales load which the Distributor retains or any other source available to it. Such payments will be predicated upon the amount of Investment Shares of the Funds that are sold by the dealer.

  The sales charge for Investment Shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the banks' customers in connection with the initiation of customer accounts and purchases of Investment Shares of the Funds.

  Reducing the Sales Charge. The sales charge can be reduced through:

  . quantity discounts and accumulated purchases;

  . signing a 13-month letter of intent;

  . using the reinstatement privilege; or

  . concurrent purchases.

  Quantity Discounts and Accumulated Purchases. As shown in the table above, larger purchases reduce the sales charge paid. The Distributor will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

  If an additional purchase of Investment Shares in a Fund which impose a sales charge is made, the Distributor will aggregate such additional purchases with previous purchases of Investment Shares of Funds imposing a sales charge provided the prior purchase is still invested in the Funds. For example, if a shareholder already owns Investment Shares having a current value at the public offering price of $700,000 and he purchases $50,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 0.75%, not 1.5%.

  To receive the sales charge reduction, an investor should complete the appropriate section of the account application at the time the purchase is made indicating that Investment Shares of Funds which impose a sales charge have been purchased and are still invested or that such purchases are being combined. The Distributor will reduce the sales charge after it confirms the purchase.

  Letter of Intent. If an investor intends to purchase at least $100,000 of Investment Shares in a Fund that imposes a 4% sales charge or at least $500,000 in one or more Funds that imposes a 2% sales charge, over the next 13 months, the sales charge may be reduced by completing the Letter of Intent section of the account application. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment, which is based on the amount covered by the Letter of Intent.

  For example, assume an investor signs a Letter of Intent to purchase at least $250,000 in Investment Shares of a Fund that imposes a 4% sales charge and, at the time of signing the Letter of Intent, purchases $100,000 of Investment Shares of one of these Funds. The investor would pay an initial sales charge of 2.50% (the sales charge applicable to purchases of $250,000), and 1.00% of the investment (representing the difference between the 3.50% sales charge applicable to purchases of $100,000 and the 2.50% in sales charges already paid) would be held in escrow until the investor has purchased the remaining $150,000 or more of Investment Shares under his Letter of Intent.

  The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum initial investment of at least $25,000.

  A Letter of Intent will not obligate the investor to purchase Investment Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

  Reinstatement Privilege. If Investment Shares in a Fund have been redeemed, the shareholder has a one-time right, within 30 days of redemption, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The applicable member of the Huntington Group must be notified in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems his Investment Shares in a Fund and utilizes the reinstatement privilege, there may be tax consequences.

  Concurrent Purchases. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Investment Shares in two or more Funds in the Trust, the public offering price of which includes a sales charge. For example, if a shareholder of the Growth Fund concurrently invests $30,000 in one Fund with a sales charge, and $70,000 in another Fund with a sales charge, the sales charge will be reduced. In addition, if a shareholder of the Mortgage Securities Fund, Ohio Tax-Free Fund or Fixed Income Securities Fund concurrently invests $50,000 in one Fund with a sales charge, and $450,000 in another Fund with a sales charge, the sales charge will be reduced.

  To receive this sales charge reduction, the applicable Huntington Group member must be notified in writing by the shareholder (at the address provided below under "How to Exchange Investment Shares Among the Funds--By Mail") at the time the concurrent purchases are made. The Distributor will reduce the sales charge after it confirms the purchases.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holders of Investment Shares of a Fund may add to their investment on a regular basis in minimum amounts of at least $50. Under this program, funds will be automatically withdrawn periodically from the shareholder's checking account and invested in Investment Shares of a Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by completing the appropriate section of the account application.

               HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS

  Shareholders may exchange Investment Shares in any Fund for Investment Shares in any other Fund offering Investment Shares at the respective net asset values per Investment Share next determined after receipt of the request in good order, plus the applicable sales charge (if any) as described below. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold.

  No sales charge applies when Investment Shares are exchanged from a Fund that imposes such a charge to a Fund with no sales charge. If, however, a shareholder seeks to exchange shares of a Fund that does not have a sales charge for shares of a Fund that imposes such a charge, the shareholder will be required to pay the applicable sales charge of the Fund into which the shares are exchanged. In all cases, shareholders will be required to pay a sales charge only once. Thus, for example, no sales charge applies when shares are exchanged among Funds that impose a sales charge. Similarly, no sales charge applies where a shareholder exchanges shares of a Fund with a sales charge for shares of a Fund that does not impose such a charge and subsequently exchanges those shares back into a Fund with a sales charge.

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanged.

  If the exchanging shareholder does not have an account in the Fund whose Investment Shares are being acquired, a new account will be established with the same registration and reinvestment options for dividends and capital gains distributions as the account of the Fund from which the Investment Shares are exchanged, unless otherwise specified in writing by the shareholder. In the event the new account registration is not identical to that of the existing account, a signature guarantee will be required. (See "Redeeming By Mail" below.)

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. In addition, if a shareholder exchanges shares of a Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. Shareholders may obtain further information on the exchange privilege by calling the applicable member of the Huntington Group.

BY TELEPHONE

  Shareholders may provide instructions for exchanges between Funds by calling: The Huntington Investment Company at 800-322-4600; their Personal Banker directly or Mutual Fund Services Center at (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412. Investors may request the Trust's telephone exchange privilege on their account application. Information on this service can be obtained through the applicable member of the Huntington Group.

  Investment Shares may be exchanged by telephone only between Fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below under "By Mail"), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  Telephone exchange instructions must be received by the applicable member of the Huntington Group before 3:00 p.m. (Eastern Time) for Investment Shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time and shareholders will be notified of any such modification or termination. Shareholders of a Fund may have difficulty in making exchanges by telephone during times of extreme economic or market conditions. If a shareholder cannot make contact by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to the appropriate member of the Huntington Group. Written instructions may require a signature guarantee. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

BY MAIL

  Shareholders may provide instructions for exchanges between the Funds by making a written request to the appropriate member of the Huntington Group at Huntington Center, 41 South High Street, Columbus, Ohio 43287.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designating that Investment Shares are involved), (2) the name(s) and address on the shareholder account, (3) the account number, (4) the dollar amount or number of Investment Shares to be exchanged, and (5) the Fund into which the Investment Shares are to be exchanged. Written exchange requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees and guardians.

                        HOW TO REDEEM INVESTMENT SHARES

  Shareholders may redeem all or any portion of the Investment Shares in their account on any Business Day at the appropriate net asset value per share next determined after a redemption request in proper form is received by the Transfer Agent. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  A shareholder may redeem Investment Shares of a Fund by calling The Huntington Investment Company at 800-322-4600, their Personal Banker directly or the Mutual Fund Services Center at (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412.

  Shareholders of the Money Market Fund, Ohio Municipal Money Market Fund, and U.S. Treasury Money Market Fund who request a redemption before 10:30 a.m. (Eastern Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 10:30 a.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day. Requests for redemptions in the Income and Equity Funds must be received by the appropriate member of the Huntington Group before 3:00 p.m. (Eastern Time) in order for Investment Shares to be redeemed at that day's net asset value.

  Members of the Huntington Group are responsible for promptly submitting redemption requests and providing proper written redemption instructions to a Fund. If at anytime the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

  Investors may request the Trust's telephone redemption privilege on their account application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through the members of the Huntington Group. Proceeds for redemptions will normally be wired to the shareholder's account with proper authorization (at a domestic commercial bank that is a member of the Federal Reserve System designated by the shareholder in writing) or a check will be sent to the address of record. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Shareholders may redeem Investment Shares of a Fund by sending a written request to the appropriate member of the Huntington Group. The written request should include the shareholder's name, Fund name (designating Investment Shares), the account number, and the Investment Share or dollar amount requested.

  Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Transfer Agent, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

  --a trust company or commercial bank whose deposits are insured by the Bank
      Insurance Fund ("BIF"), which is administered by the FDIC;

  --a member of the New York, American, Midwest, or Pacific Stock Exchanges;

  --a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

  -- any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

  The Funds do not accept signatures guaranteed by a notary public.

  The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Normally, a check for the proceeds is mailed to the shareholder within one business day, but in no event more than seven days, after receipt of a proper written redemption request provided that Huntington has received payment for Investment Shares from the shareholder. Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

REDEEMING BY CHECK (MONEY MARKET FUNDS ONLY)

  At the shareholder's request, the appropriate member of the Huntington Group will establish a checking account for redeeming Investment Shares of the Money Market Funds. Shareholders may be charged a fee for this service.

  With a Fund checking account, Investment Shares may be redeemed simply by writing a check for $250 or more. The redemption will be made at the applicable net asset value per share on the date that the check is presented to the Fund. A check may not be written to close an account. In addition, if a shareholder wishes to redeem Investment Shares and have the proceeds available, a check may be written and negotiated through the shareholder's local bank. Checks should never be sent to the issuing bank to redeem Investment Shares. Cancelled checks are sent to the shareholder each month.

REDEEMING BY FAX

  Shareholders wishing to expedite the redemption process may Fax a copy of their written request to the appropriate member of the Huntington Group at Fax No. 614-480-4682 (The Huntington Investment Company) or 614-480-5516 (Mutual Fund Services Center). Shareholders redeeming by Fax must call the appropriate member of the Huntington Group to confirm receipt of the written request. See "Redeeming By Telephone" in this Prospectus for a discussion of when shareholders will receive redemption proceeds when redeeming by Fax.

                         SYSTEMATIC WITHDRAWAL PROGRAM

  Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Investment Shares of a particular Fund are redeemed at the applicable net asset value per Investment Share at the time of the withdrawal to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Investment Shares, and the fluctuation of the net asset value of Investment Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in Investment Shares of a particular Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in Investment Shares of a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through the appropriate member of the Huntington Group. The Trust requires two to three days to process a systematic withdrawal and uses automated clearing house funds, which are transferred electronically and thus have the potential to be uninvested for up to 48 hours.

                          ACCOUNTS WITH LOW BALANCES

  Due to the high cost of maintaining accounts with low balances, a Fund may redeem Investment Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $1,000 because of changes in a Fund's net asset value. Before Investment Shares are redeemed to close an account, the shareholder will be notified in writing and allowed 30 days to purchase additional Investment Shares to meet the minimum requirement.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Huntington Trust Company, N.A. ("Huntington"), Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. Huntington is an indirect wholly-owned subsidiary of Huntington Bancshares Incorporated, a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287.

  Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds. The Trust pays Huntington management fees, computed daily and payable monthly, for each of the Funds at the following annual rates: Money Market Fund and Ohio Municipal Money Market Fund: .30% of the first $500 million of average daily net assets of the Fund, .25% of the next $500 million, and .20% of any amount over $1 billion; U.S. Treasury Money Market Fund: .20% of the Fund's average daily net assets; Growth Fund: .60% of the Fund's average daily net assets; and Mortgage Securities Fund, Ohio Tax-Free Fund and Fixed Income Securities Fund: .50% of the Fund's average daily net assets. Huntington may periodically waive all or a portion of its management fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"). With $20.3 billion in assets as of December 31, 1995, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington is responsible for over $12.0 billion of assets, and has investment discretion over approximately $3.0 billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  Sub-Adviser. Under the terms of a sub-advisory contract between Huntington and Piper, Piper will assist Huntington in the purchase or sale of the Mortgage Securities Fund's portfolio instruments. Huntington pays Piper management fees, computed and paid monthly, for the Mortgage Securities Fund at an annual rate of 0.15% of the Mortgage Securities Fund's average daily net assets.

  Sub-Adviser's Background. Piper, located at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, 55440, was formed in 1985. Piper is a wholly-owned subsidiary of Piper Jaffray Companies Inc., a publicly-held corporation engaged through its subsidiaries in various aspects of the financial services industry. Piper serves as the investment adviser to a number of open-end and closed-end investment companies and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. As of March 31, 1996, Piper rendered investment advice with regard to approximately $9.3 billion in assets.

  Philip H. Farrington, a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since April of 1994. Mr. Farrington has more than 30 years of investment management experience. He has held the positions of Chief Investment Officer, Portfolio Manager, and Director of Research for major banks and asset management companies. He is a member of the equity management team at Huntington. Mr. Farrington is a graduate of Harvard University.

  James Gibboney, Jr., a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since November of 1993. Mr. Gibboney, a Chartered Financial Analyst, serves as one of Huntington's balanced portfolio managers. Prior to joining Huntington in 1989, he gained more than 11 years of investment management experience as portfolio manager for a major investment firm, a trust company, and a state government agency. He received his undergraduate degree in Finance from the Ohio State University and an MBA from Xavier University.

  Thomas J. Sauer, a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since November of 1993. Mr. Sauer, a Chartered Financial Analyst, has more than 20 years of investment experience including that of investment counselor and investment manager for a major Midwest foundation and medical institution. He received his undergraduate degree from Ohio University, completed graduate course work at Case Western Reserve University, and received an MBA from Baldwin Wallace College.

  Worth Bruntjen, a Senior Vice President of Piper, has been the senior portfolio manager of the Mortgage Securities Fund since its inception. Mr. Bruntjen is the senior portfolio manager of one open-end mutual fund distributed by Piper Jaffray Inc., and three closed-end bond funds listed on the New York Stock Exchange. He is also fixed income manager for a variety of client portfolios, including foundations, pension plans, state funds, and individuals. He attended the University of Minnesota, the University of Heidelberg, and Carleton College. Mr. Bruntjen has approximately 28 years of investment experience.

  Bruce D. Salvog, a Senior Vice President of Piper, assists Mr. Bruntjen in managing the portfolio investments of the Mortgage Securities Fund. Mr. Salvog has been a Senior Vice President of Piper since 1992 and was a portfolio manager at Kennedy Associates, Inc., in Seattle, Washington, from 1984 to 1992. He is a graduate of Harvard University and has over 25 years of financial experience.

  William G. Doughty, an Assistant Vice President of Huntington, has been the portfolio manager of the Ohio Tax-Free Fund since its inception. Mr. Doughty has more than 24 years of experience in the investment field. He is responsible for fixed income portfolio management and heads the fixed income trading operation at Huntington. Mr. Doughty is a graduate of Franklin University with a degree in Business Administration and has an MBA from the University of Dayton.

  Stephen M. Geis, a Vice President of Huntington, has been the portfolio manager of the Fixed Income Securities Fund since October of 1989. Mr. Geis, a Chartered Financial Analyst, serves as the Huntington's senior fixed income manager. Prior to joining Huntington in 1988, he spent nearly ten years as a fixed income manager for a major insurance company and treasurer of a regional bank. Mr. Geis received his undergraduate degree from the College of Wooster, his MBA from the University of Dayton, and his Juris Doctorate from Capital University.

DISTRIBUTION OF INVESTMENT SHARES

  SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087, is the principal distributor for shares of each Fund. It is a Delaware corporation, and is the principal distributor for a number of investment companies.

DISTRIBUTION PLANS

  Each Fund offering Investment Shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan provides for payments to be made to the Distributor in connection with the provision of certain services (described below) with respect to the Funds' Investment Shares.

  In accordance with the Distribution Plan, the Distributor may enter into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the Investment Shares of the Funds. The Distributor may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to Investment Shares. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of customer account cash balances; answering routine customer inquiries regarding

Investment Shares; assisting customers in changing dividend options, account designations, and addresses; and providing such other services as the Distributor may reasonably request in connection with investments in Investment Shares. As of the date of this Prospectus, The Huntington Investment Company and Huntington have entered into agreements with the Distributor concerning the provision of administrative services to customers of the Huntington Group who purchase Investment Shares of the Funds.

  In connection with the provision of the distribution and administrative services described above, the Distributor will pay brokers, dealers and administrators (including The Huntington Investment Company) a fee based on the amount of Investment Shares owned by their customers. For all of the Funds except the Mortgage Securities Fund and the U.S. Treasury Money Market Fund, the schedules of such fees and the basis upon which such fees will be paid will be determined, from time to time, by the Trustees. Under such Distribution Plan, fees paid by the Distributor for services rendered with respect to a Fund's Investment Shares will be reimbursed by the Fund in an amount which may not exceed an annual rate of 0.25 of 1% of the average daily net assets attributable to the Fund's Investment Shares held in customer accounts for which brokers, dealers, and administrators provide such services. Fees under the Distribution Plan with respect to each Fund's Investment Shares are accrued daily, payable quarterly, and calculated on an annual basis.

  The Mortgage Securities Fund and the U.S. Treasury Money Market Fund have adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Compensation Plan" and, with the Distribution Plan, the "Distribution Plans"). The Mortgage Securities Fund will pay to the Distributor an amount, computed at an annual rate of 0.50 of 1% of the average daily net asset value of the Mortgage Securities Fund's Investment Shares, to finance any activity which is principally intended to result in the sale of Investment Shares subject to the Compensation Plan. The U.S. Treasury Money Market Fund will pay to the Distributor an amount computed at an annual rate of 0.25% of the average daily net asset value of the U.S. Treasury Money Market Fund's Investment Shares to finance any activity which is principally intended to result in the sale of Investment Shares subject to the Compensation Plan. These activities are extremely similar, and in some cases identical, to the types of administrative services that are furnished to the Trust's other Funds pursuant to the Distribution Plan (and described above). The Distributor may, from time to time and for such periods as it deems appropriate, voluntarily reduce its compensation under the Compensation Plan to the extent expenses attributable to the Mortgage Securities Fund's and the U.S. Treasury Money Market Fund's Investment Shares exceed such lower expense limitation as the Distributor may, by notice to the Trust, voluntarily declare to be effective.

  The Mortgage Securities and the U.S. Treasury Money Market Funds' plan is a compensation type plan. As such, the Funds make no payments to the Distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Compensation Plan.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the administrative services performed in connection with the Distribution Plans.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as brokers or dealers pursuant to state law.

  Shareholder Servicing Arrangements. In addition to the fees paid by the Distributor to financial institutions under the Distribution Plans as described above, the Distributor may also pay financial institutions a fee based upon the average net asset value of Investment Shares held by their customers for providing administrative services. This fee, if paid, will be reimbursed by the Huntington and not the Funds.

ADMINISTRATION OF THE FUNDS

  SEI Financial Management Corporation, an affiliate of the Distributor, provides the Funds with certain administrative personnel and services necessary to operate the Funds. For these services, each of the Funds pays a fee, computed and payable daily, to SEI Financial Management Corporation at an annual rate of 0.11% of their average daily net assets. SEI Financial Management Corporation has entered into an agreement with Huntington pursuant to which Huntington provides certain administrative services to the Funds. The fees paid to Huntington under this agreement are paid by SEI Financial Services Corporation and not by the Funds.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Trust's investments and other assets, except for the Mortgage Securities Fund, where Huntington acts only as custodian. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for each Fund except the Mortgage Securities Fund, for which Huntington receives 2.6 basis points (0.026%) for custody services only. American Data Services, Inc., acts as recordkeeper for the Mortgage Securities Fund, for which it receives an annual fee of $75,000. SEI Financial Management Corporation, serves as the Trust's transfer agent and dividend disbursing agent. SEI Financial Management Corporation has entered into an agreement with State Street Bank and Trust Company and Huntington pursuant to which State Street Bank and Huntington provide certain transfer agency services to the Funds. The fees paid under this agreement are paid by SEI Financial Management Corporation and not by the Funds.

INDEPENDENT ACCOUNTANTS

  The independent accountants for the Trust are Price Waterhouse LLP, Columbus, Ohio.

                            DISTRIBUTIONS AND TAXES

MONEY MARKET FUNDS

  All of the net income of both classes of shares of each Money Market Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. A Money Market Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Money Market Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Money Market Fund. Shares purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although none of the Money Market Funds expects to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. Each Money Market Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of each Money Market Fund at $1.00 per share.

OTHER FUNDS

  Dividends, if any, from the investment income of each Fund other than the Money Market Funds are declared and paid monthly to both classes of shares. Distributions resulting from any net realized capital gains of any Fund will be paid at least annually.

DISTRIBUTION OPTIONS

  Shareholders of the Money Market Funds may choose to receive all distributions in cash or to reinvest all distributions in additional Investment Shares of a Fund. Shareholders of other Funds may choose to receive all distributions in cash, to reinvest all distributions in additional Investment Shares, or to reinvest all capital gains distributions in additional Investment Shares and to receive all other distributions in cash. Shareholders may choose a distribution option by selecting the appropriate option on the Account Registration Form or by notifying the appropriate member of the Huntington Group of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Investment Shares of the Fund making the distribution.

FEDERAL INCOME TAXES

  Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  All distributions by a Fund to a shareholder (with the exception of distributions of tax-exempt income by the Ohio Funds and other than long-term capital gain distributions, if any) will be taxable as ordinary income to the extent of a Fund's current and accumulated "earnings and profits." However, shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. The Money Market Funds and the Income Funds do not expect to pay any distributions that would be eligible for the dividends received deduction. If a Fund were to have net long-term capital gains in excess of short-term losses in a particular year, distributions by a Fund of those gains will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held the shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the shareholder has received a long-term capital gains dividend on the shares.

  In general, dividends paid by the Ohio Funds that are designated by the Funds as "exempt-interest dividends" will be exempt from regular income tax. However, under the Internal Revenue Code of 1986, as amended (the "Code"), dividends paid by the Ohio Funds attributable to interest on certain private activity bonds issued after August 7, 1986, must be included as an item of tax preference in computing alternative minimum taxable income for the purpose of determining liability (if any) for the 26%-28% federal alternative minimum tax for individuals and the 20% federal alternative minimum tax for corporations. In addition, exempt-interest dividends paid by the Ohio Funds will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax. Thus, a corporation's alternative minimum tax base would generally be increased by 75% of interest received which is excluded from gross income for regular federal income tax purposes (other than dividends paid by the Ohio Funds attributable to interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference).

  Early in each year each Fund will notify each of its shareholders of the amount and the federal income tax status of the distributions paid or deemed paid to the shareholder by the Fund during the preceding year.

  If a shareholder receives an exempt-interest dividend with respect to a share and holds the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the amount of such exempt-interest dividend. The Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus.

  Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. A dividend paid to a shareholder by a Fund in January of a year generally is deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

  Additional information regarding federal income taxes is contained in the Statement of Additional Information. The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations currently in effect. The Code and regulations are subject to change by legislative or administrative action. A Fund's distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser to determine the precise effect of an investment in a Fund on their particular tax situation.

OHIO PERSONAL INCOME TAXES

  Dividends received from the Ohio Funds that are derived from interest on Ohio tax-exempt securities are exempt from the Ohio personal income tax. Specific state statutes authorizing the issuance of certain Ohio tax-exempt securities provide that the interest on and gain from the sale or other disposition of such obligations are exempt from all taxation in the State. Dividends on shares of an Ohio Fund which are attributable to interest on or gain from the sale of obligations issued pursuant to such statutes should be exempt from the Ohio personal income tax. Ohio municipalities may not impose income taxes on dividends or any intangible property, including shares of the Ohio Funds, except that municipalities that taxed the types of intangible income which were not exempt from municipal income taxation on or before April 1, 1986, may tax such intangible income if such a tax was approved by the electors of the municipality in an election held on November 8, 1988. Ohio residents should consult their own tax adviser regarding potential municipal income tax liability in connection with their investment in an Ohio Fund. The description in this paragraph, which is only a summary of the Ohio tax treatment of dividends paid by the Ohio Funds, is based upon current statutes and regulations and upon current policies of the Ohio Department of Taxation, all of which are subject to change.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as Investment Shares and Trust Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, and the Fixed Income Securities Fund.

  Investment Shares and Trust Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and, if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As of April 10, 1996, National Financial Services Corp., New York, New York, was the owner of record of approximately 40,016,001 shares (46.4%) and Huntington, acting in various capacities for numerous accounts, was the owner of 18,824,031 (21.2%) of the Investment Shares of the Money Market Fund; as of April 10, 1996, Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 60,650,636 shares (78.0%) of the Investment Shares of the Ohio Municipal Money Market Fund; as of April 10, 1996, Huntington, acting in various capacities for numerous accounts, was the owner of 12,548,643 shares (28.1%), Lenora J. Petraca of Akron, Ohio was the owner of 2,771,233 shares (6.2%) and Allied Fidelity Insurance Co., Indianapolis, Indiana was the owner of 3,610,280 shares (8.1%) of the Investment Shares of the U.S. Treasury Market Fund. Such persons or entities may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As of April 10, 1996, Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 296,005,400 shares (99.8%) of the Trust Shares of the Money Market Fund; 51,512,824 shares (99.9%) of the Trust Shares of the Ohio Municipal Money Market Fund; 302,462,286 shares (99.9%) of the Trust Shares of the U.S. Treasury Money Market Fund; 5,077,082 shares (99.0%) of the Trust Shares of the Growth Fund; 5,494,723 shares (98.8%) of the Trust Shares of the Income Equity Fund; 6,055,815 shares (98.6%) of the Trust Shares of the Mortgage Securities Fund; 2,610,200 shares (93.8%) of the Trust Shares of the Ohio Tax-Free Fund; 6,442,907 shares (99.4%) of the Trust Shares of the Fixed Income Securities Fund; and 6,154,618 shares (99.2%) of the Trust Shares of the Short/Intermediate Fixed Income Securities Fund, and therefore, may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time.

  Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Funds.

  Each of the Money Market Funds may show its yield and effective yield for both classes of shares. A Money Market Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Fund's yield for a year and is, for that reason, greater than the Money Market Fund's yield.

  Yield for both classes of shares of each of the other Funds is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. With respect to the Ohio Funds, the tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from an Ohio Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to an Ohio Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Investment Shares and Trust Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. In addition, the sales load applicable to Investment Shares of the Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Fixed Income Securities Fund also contributes to a lower total return for such Funds' Investment Shares. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on a Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of a Fund's portfolio, and the operating expenses of a Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington Investment Company, Huntington Center, 41 South High Street, Columbus, Ohio 43287.

                            OTHER CLASSES OF SHARES

  Certain of the Funds also offer another class of shares called Trust Shares. Trust Shares are sold through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers of The Huntington Trust Company, N.A. or its affiliates or correspondent banks. Trust Shares are sold at net asset value and are subject to a minimum initial investment of $1,000.

  Investment Shares and Trust Shares of any Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between a Fund's Investment Shares and Trust Shares may affect the performance of each class.

  Investors may obtain information about Trust Shares by contacting the Distributor.


                  PENDING LEGAL PROCEEDINGS RELATING TO PIPER

  A number of complaints and arbitrations have been filed against Piper relating to several other investment companies for which Piper acts as investment adviser or subadviser. These lawsuits and arbitrations do not involve the Mortgage Securities Fund and Piper does not believe that the lawsuits will have a material adverse effect upon its ability to perform under their agreement with Huntington. Settlements have been reached with respect to a number of such actions. Piper intends to defend, or in some cases negotiate to settle, the remaining actions. See "Pending Litigation Relating to Piper" in the Statement of Additional Information.

                                  APPENDIX I

  Rule 2a-7, as amended, defines the terms NRSRO, Eligible Securities, Unrated Securities, First Tier Securities and Second Tier Securities in establishing risk limiting conditions for money market mutual funds.

  A summary of those definitions follows.

  NRSRO is any nationally recognized statistical rating organization as that term is used in the Securities Exchange Act of 1934, that is not an affiliated person of the issuer, guarantor or provider of credit support for the instrument. (While the Appendix to the Statement of Additional Information identifies each NRSRO, examples include Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc.)

  ELIGIBLE SECURITIES are defined as those with a remaining maturity of 397 or less days and which (i) have a short-term rating in one of the two highest rating categories by an NRSRO (e.g. A-1/P-1 or A-2/P-2 by Standard & Poor's and Moody's, respectively), (ii) securities that are comparable in priority and security to other short-term debt of the issuer having a short-term rating in one of the two highest rating categories or (iii) Unrated Securities that are of comparable quality. A long-term security without a short-term rating but with a long-term rating below the two highest rating categories (i.e., a rating of A or below) is not an Eligible Security.

  UNRATED SECURITIES include (i) securities that do not have a current short-term rating and that are not comparable in priority or security to another class of the issuer's securities having a short-term rating and (ii) securities that do have a rating, but are subject to an external credit support agreement that was not in effect when the rating was assigned.

  FIRST TIER SECURITY means any Eligible Security which has, or is comparable to short-term debt of the issuer having, the highest short-term rating by any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer. If only one NRSRO has issued a rating with respect to such security, it must be the highest short-term rating given by such NRSRO.

  SECOND TIER SECURITY means any Eligible Security that is not a First Tier Security.

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

Investment Adviser
--------------------------------------------------------------------------------
The Huntington Trust Company, N.A.
Huntington Center
Columbus, OH  43287
1-800-253-0412

Administrator
--------------------------------------------------------------------------------
SEI Financial Management Corporation
680 East Swedesford Road
Wayne, PA  19087-1658

Distributor
--------------------------------------------------------------------------------
SEI Financial Services Company
680 East Swedesford Road
Wayne, PA  19087-1658

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

609409875 609409784
609409807 609409834
609409768 609409826
609409842 1032204A-R 14, 95
                         LOGO


                                   M logo FPO


                               The Monitor Funds

                              MARBLE SCREEN F.P.O.


Investment Shares

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
The Monitor Money Market Fund
The Monitor Ohio Municipal Money Market Fund
The Monitor U.S. Treasury Money Market Fund

EQUITY FUND
--------------------------------------------------------------------------------
The Monitor Growth Fund

INCOME FUNDS
--------------------------------------------------------------------------------
The Monitor Mortgage Securities Fund
The Monitor Ohio Tax-Free Fund
The Monitor Fixed Income Securities Fund

April 30, 1996

    ART